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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): December 29, 2004

                               COMTECH GROUP, INC.
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

                               000-2642 52-0466460
           (Commission File Number) (IRS Employer Identification No.)

                         C/O COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
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              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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ITEM. 8.01. OTHER EVENTS

The Registrant's Board of Directors has authorized a reverse stock split in the range of one-for-two and one-for-three. The exact ratio will be determined by management shortly before the effective date of the reverse split, which is expected to occur in the next two to three weeks. Reference is made to the related press release filed as Exhibit 20.1 hereto, which is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

20.1     Press Release dated December 29, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMTECH GROUP, INC.

                                        By: /s/ Jeffrey Kang
                                            ------------------------------------
                                            Name: Jingwei (Jeffrey) Kang
                                            Title: Chief Executive Officer

Dated: December 30, 2004